Exhibit 10.89

ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS	)(

COUNTY OF SHACKELFORD	)(

THIS ASSIGNMENT AND BILL OF SALE IS FROM FIDELITY PETROLEUM CORPORATION (“ASSIGNOR”) TO COMANCHE ENERGY, INC., A UTAH CORPORATION (“ASSIGNEE”) 8111 LBJ FREEWAY SUITE 787 DALLAS, TX 75251

FOR AND IN CONSIDERATION OF THE SUM OF TEN ($10.00) DOLLARS CASH IN HAND PAID AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED, ASSIGNOR HAS BARGAINED, SOLD, TRANSFERRED AND ASSIGNED, AND DOES HEREBY BARGAIN, SELL, TRANSFER AND ASSIGN UNTO ASSIGNEE 100% (“THE INTEREST”) OF THE WORKING INTEREST AND ASSOCIATED NET REVENUE INTEREST, AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED AND INCORPORATED EXHIBIT “A” PERTAINING TO THE LEASES (“THE LEASES”) AND PROPERTIES DESCRIBED IN EXHIBIT “A”, INCLUDING, BUT NOT LIMITED TO, ALL WELLS AND ALL OIL, GAS AND OTHER MINERAL LEASEHOLD INTERESTS, INTERESTS IN PRODUCTION, SURFACE LEASES, MINERAL FEE ESTATES, SURFACE FEE ESTATES, UNDEVELOPED LANDS, EASEMENTS AND RIGHTS–OF–WAY INCLUDED OR ADJACENT THERETO: ALL EQUIPMENT, TREATING FACILITIES, GAS PLANTS, COMPRESSORS, SALT WATER DISPOSAL WELLS AND FACILITIES, GATHERING SYSTEMS, PIPELINES, SERVED PRODUCTION OR OTHER PERSONAL PROPERTY LOCATED ON OR USED IN CONJUNCTION WITH SUCH PROPERTY: ALL RIGHTS UNDER ASSOCIATED OR RELATED PERMITS AND CONTRACTS: AND ALL DOCUMENTS PERTAINING TO SUCH INTERESTS.

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AS USED HEREIN, THE TERM “WORKING INTEREST” MEANS THE OPERATING OF EXPENSE BEARING INTEREST UNDER THE SPECIFIED LEASES WHICH ENTITLE THE OWNER TO EXPLORE FOR AND PRODUCE THE OIL, GAS AND ASSOCIATED HYDROCARBONS ATTRIBUTABLE THERETO. IN ADDITION, THE TERM “NET REVENUE INTEREST” MEANS THE INTEREST IN THE OIL, GAS AND ASSOCIATED HYDROCARBONS PRODUCED AND SAVED UNDER THE SPECIFIED LEASES, OR THE PROCEEDS REALIZED FROM THE SALE THEREOF, AFTER GIVING EFFECT TO THE TOTAL ROYALTY, OVERRIDING ROYALTY, AND OTHER EXPENSE FREE INTERESTS BURDENING SUCH LEASES. TO HAVE AND TO HOLD UNTO ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, FOREVER.

FOR THE SAME CONSIDERATION, ASSIGNOR, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, DOES HEREBY WARRANT THAT THE INTEREST IN THE LEASES HEREIN CONVEYED IS FREE AND CLEAR OF ALL LIENS, ENCUMBRANCES, BURDENS AND DEFECTS OF TITLE ARISING BY, THROUGH OR UNDER SIGN OF AND ASSIGNOR WILL WARRANT AND FOREVER DEFEND TITLE TO THE LEASES HEREIN CONVEYED AGAINST THE CLAIMS AND DEMANDS IF WHOMSOEVER CLAIMING OR TO CLAIM BY, THROUGH, OR UNDER ASSIGNOR, BUT NOT OTHERWISE. IN ADDITION, ASSIGNOR HEREBY GRANTS AND TRANSFERS TO ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, TO THE EXTENT SO TRANSFERABLE, THE BENEFIT OF AND THE RIGHT TO ENFORCE THE COVENANTS AND WARRANTIES, IF ANY, TO WHICH ASSIGNOR IS ENTITLED TO ENFORCE WITH RESPECT TO THE LEASES AGAINST ASSIGNOR’S PREDECESSORS IN TITLE.

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THIS ASSIGNMENT AND BILL OF SALE SHALL ENURE TO THE BENEFIT OF, AND BE BINDING UPON, THE PARTIES HERETO, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, FOREVER.

EXECUTED TO BE EFFECTIVE FOR ALL PURPOSES AS OF APRIL 1, 1998, AT 7:00 A.M, CENTRAL TIME.

ASSIGNOR        :        FIDELITY PETROLEUM CORPORATION

/s/ Robert R. McClanahan
ROBERT R. McCLANAHAN, PRESIDENT,
2600 AVENUE K. SUITE 214
PLANO, TX 75074

STATE OF TEXAS	)(
NOTARY ACKNOWLEDGEMENT
COUNTY OF COLLIN	)(

THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME, THE UNDERSIGNED AUTHORITY, ON APRIL 7, 1996, BY ROBERT R. McCLANAHAN, PRESIDENT OF FIDELITY PETROLEUM CORPORATION, ON BEHALF OF SAID CORPORATION.

/s/ Illegible

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EXHIBIT “A”

M. DILLER “B”

RRC # 18751

FIRST TRACT

40.45 + ACRES OF LAND OUT OF THE NORTH CORNER OF T. E. & L. SURVEY 563 SHACKELFORD COUNTY, TX DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTH CORNER OF SAID SURVEY 563; THENCE SOUTH 45 DEGREES EAST 1376.7 FEET WITH THE NORTHEAST LINE OF SAID SURVEY 553; THENCE SOUTH 45 DEGREES WEST 12x0 FEET ON A LINE PARELLEL WITH THE NORTHWEST LINE OF SAID SURVEY 563; THENCE NORTH 45 DEGREES WEST 1376.7 FEET ON A LINE PARALLEL WITH THE NORTHEAST LINE OF SAID SURVEY 563 TO A POINT IN THE NORTHWEST LINE OF SAID SURVEY 563;

THENCE NORTH 45 DEGREES EAST 1280 FEET WITH THE NORTHWEST LINE OF SAID SURVEY 563, TO THE POINT OF BEGINNING, FROM THE SURFACE OF THE GROUND TO A DEPTH OF 1,500 FEET BELOW THE SURFACE, BUT NOT BELOW THAT DEPTH, CONTAINING 40.45 ± ACRES.

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EXHIBIT “A”

M. DILLER “B”

RRC # 18751

SECOND TRACT

55.40 ± ACRES OF LAND OUT OF THE W. AHRENBECK SURVEY 3 ABSTRACT 2 SHACKELFORD COUNTY, TX DESCRIBED AS FOLLOWS:

BEGINNING AT A FENCE CORNER ON THE SOUTHWEST LINE OF SAID SURVEY LOCATED 3733.3 FEET FROM ITS SOUTH CORNER AND BEING THE NORTH CORNER OF T. E. & L. SURVEY 563, THENCE WITH SAID SOUTHWEST LINE OF SAID AHERNBECK SURVEY 3, ABSTRACT 2, SOUTH 45 DEGREES EAST 1073.3 FEET TO THE WEST CORNER OF A 95.3 ± ACRE TRACT; THENCE NORTH 45 DEGREES EAST 604 FEET, THENCE NORTH 45 DEGREES WEST 600 ± FEET, THENCE NORTH 45, DEGREES EAST 900 ±, THENCE SOUTH 45 DEGREES EAST 260 ± FEET, THENCE NORTH 45 DEGREES EAST 643.2 ± FEET, THENCE NORTH 45 DEGREES WEST 215.8 ± FEET TO A POINT IN THE NORTH LINE OF SAID AHRENBECK SURVEY 3, ABSTRACT 2, THENCE WITH SAID AHRENBECK SURVEY 3 ABSTRACT 2 NORTH LINE NORTH 89 DEGREES xx SECONDS WEST 2431.2± FEET TO A POINT IN A FENCE LINE; xx WITH SAID FENCE SOUTH 25 DEGREES EAST 1294.1 ± FEET TO THE POINT OF BEGINNING.

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EXHIBIT “A”

M. DILLER “T”

RRC # 24920

TRACT ONE

28.7 ± ACRES OF LAND OUT OF THE T. T. & L. SURVEY 563, SHACKELFORD COUNTY, TX DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHEAST LINE OF SAID T. E. & L. SURVEY 563, BEING NORTH 45 DEGREES WEST 260 ± FEET FROM xxx EAST CORNER, THENCE NORTH 45 DEGREES WEST 2100 ± FEET WITH THE EAST LINE OF SAID T. E. & L. SURVEY 563, THENCE SOUTH 45 DEGREES WEST 596.0 ± FEET; THENCE SOUTH 45 DEGREES EAST 2100 ± FEET, THENCE NORTH 45 DEGREES EAST 596.0 ± FEET TO THE PLACE OF BEGINNING.

TRACT TWO

95.3 ± ACRES OF LAND OUT OF THE AHRENBECK SURVEY 3 ABSTRACT 2, SHACKELFORD COUNTY, TX DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHWEST LINE OF SAID AHRENBECK SURVEY 3, ABSTRACT 2, BEING NORTH 45 DEGREES WEST, 26 ± FEET FROM THE SOUTH CORNER OF SAID AHRENBECK SURVEY, THENCE NORTH 45 DEGREES WEST 2400 ± FEET WITH THE SOUTHWEST LINE OF SAID AHRENBECK SURVEY, THENCE NORTH 45 DEGREES EAST 604 ±

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FEET, THENCE NORTH 45 DEGREES WEST 600 ± FEET, THENCE NORTH 45 DEGREES EAST 900 ± FEET, THENCE NORTH 45 DEGREES EAST 3000 ± FEET, THENCE SOUTH 45 DEGREES WEST 1504 ± FEET TO THE POINT OF BEGINNING, FROM THE SURFACE OF THE GROUND TO A DEPTH OF 1,500 FEET BELOW THE SURFACE, BUT NOT BELOW THAT DEPTH.,

WHEN RECORDED RETURN

COMANCHE ENERGY, INC.

8111 LBJ FREEWAY #787

DALLAS, TX 75251

972 235 6869

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STATE OF TEXAS

COUNTY OF SHACKELFORD

I hereby certify that this instrument was FILED on the date and at the time stamped hereon by me and was duly RECORDED in the Volume and Page of the Official Public Records of Shackelford County, Texas.

CHERI HAWKINS
County Clerk, Shackelford County, Texas

CHERI HAWKINS
COUNTY CLERK, SHACKELFORD COUNTY, TEXAS

BY	/s/ Illegible
DEPUTY

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Comanche Energy, Inc.

8111 LBJ Freeway #787

Dallas, Tx. 75251